UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023 (August 4, 2023)

PayPal Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36859	47-2989869
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2211 North First Street

San Jose, CA 95131

(Address of principal executive offices)

(408) 967-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PYPL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2023, PayPal Holdings, Inc. (the “Company”) announced that Jonathan Auerbach, Executive Vice President, Chief Strategy, Growth and Data Officer, will depart from the Company on June 1, 2024. Mr. Auerbach will continue to serve as Executive Vice President, Chief Strategy, Growth and Data Officer through December 31, 2023, at which point Mr. Auerbach will cease to serve in such position and will remain with the Company as an advisor through June 1, 2024. Mr. Auerbach’s departure does not reflect any dispute or disagreement with the Company and Mr. Auerbach’s compensation will be unchanged during the period he serves as an advisor.

The circumstances of Mr. Auerbach’s termination of employment with the Company qualify him for a severance pay benefit, health benefits, equity award treatment and outplacement services consistent with a “Qualifying Termination” (as defined in the Executive Vice President section of Appendix A, by reason of subsection a.) under the terms of the PayPal Holdings, Inc. Executive Change in Control and Severance Plan, as amended and restated (the “Plan”) previously filed with the SEC on February 10, 2023 as Exhibit 10.07 to the Company’s Annual Report on Form 10-K, as well as continued equity award vesting and health benefits consistent with a “Qualifying Termination” (as defined in Appendix B of the Plan, by reason of subsection b.). The Company and Mr. Auerbach entered into a separation agreement on August 4, 2023, which, in exchange for a release of claims, compliance with restrictive covenants and other valuable consideration, provides for the payment of severance pay, benefits and equity award treatment under and in accordance with Appendix A of the Plan and continued equity award vesting and health benefits under and in accordance with Appendix B of the Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PayPal Holdings, Inc.
(Registrant)

Date: August 8, 2023	/s/ Bimal Patel
Name: Bimal Patel
Title: Senior Vice President, General Counsel